EXHIBIT 10.61

FIRST AMENDMENT TO CREDIT AGREEMENT, SECURITY AGREEMENT, PLEDGE AGREEMENT AND GUARANTY AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, SECURITY AGREEMENT, PLEDGE AGREEMENT AND GUARANTY AGREEMENT (this “First Amendment”), dated as of August 27, 2003, is by and among Spherion Corporation, as borrower (the “Borrower”), each subsidiary of the Borrower party to the Security Agreement (as defined below), the Pledge Agreement (as defined below), and the Guaranty Agreement (as defined below), each of the Lenders signatory hereto (the “Lenders”) and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Agent”).  Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Credit Agreement (as defined below).

RECITALS:

A.                                   The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of July 24, 2003 (the “Credit Agreement”).

B.                                     The Borrower, the Guarantors and the Agent are parties to that certain Security Agreement, dated as of July 24, 2003 (the “Security Agreement”).

C.                                     The Borrower, the Guarantors and the Agent are parties to that certain Pledge Agreement, dated as of July 24, 2003 (the “Pledge Agreement”).

D.                                    The Guarantors and the Agent are parties to that certain Guaranty Agreement, dated as of July 24, 2003 (the “Guaranty Agreement” and, together with the Credit Agreement, the Security Agreement and the Pledge Agreement, the “Subject Documents” and the Subject Documents, as amended by, and together with, this First Amendment, and as hereinafter amended, modified, supplemented, extended or restated from time to time, being called the “Amended Agreements”).

E.                                      The parties hereto have agreed to amend each of the Subject Documents as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01                                     Amendments to Credit Agreement.

(a)                                  Amendment to Cover Page.  The cover page of the Credit Agreement is hereby amended by inserting “JPMORGAN CHASE BANK, as Syndication Agent, THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent” immediately after “BANK OF AMERICA, N.A., as the Administrative Agent and as Collateral Agent”.

(b)                                 Amendment to Introductory Paragraph.  The introductory paragraph to the Credit Agreement is hereby amended by inserting “JPMORGAN CHASE BANK, as Syndication Agent, THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation

Agent” immediately after the parenthetical “(in such capacities, the “Agent”),” in the fifth line thereof.

(c)                                  Amendments to Section 1.2.

(i)                               Section 1.2(g) of the Credit Agreement is hereby amended by deleting the reference to “12:00 noon” in the sixth line thereof and inserting “2:00 p.m.” in lieu thereof.

(ii)                            Clause (A) of the fourth sentence of Section 1.2(h)(i) of the Credit Agreement is hereby amended by inserting the phrase “the Borrower or” between the words “from” and “any” in the first line of such clause.

(d)                                 Amendment to Section 1.6.  Section 1.6 of the Credit Agreement is hereby amended by deleting the term “Total Facility Amount” in the third line thereof and inserting “amount of the Total Facility” in lieu thereof.

(e)                                  Amendments to Section 2.2(a).

(i)                               Section 2.2(a)(i) of the Credit Agreement is hereby amended by deleting the second reference to “$1,000,000” in the third line thereof and inserting “$500,000” in lieu thereof.

(ii)                            Section 2.2(a)(ii) of the Credit Agreement is hereby amended by deleting the reference to “$1,000,000” in the last line thereof and inserting “$500,000” in lieu thereof.

(f)                                    Amendments to Section 3.8.  Section 3.8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Apportionment, Application and Reversal of Payments.  Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuer and except as provided in Section 11.1(b).  All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements then due to the Agent from any Credit Party; second, to pay any fees or expense reimbursements then due to the Lenders from any Credit Party; third, to pay interest due in respect of all Loans, including Non-Ratable Loans and Agent

Advances; fourth, to pay or prepay principal of the Non-Ratable Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay an amount to the Agent equal to all outstanding Obligations in respect of Letters of Credit to be held as cash collateral for such Obligations; and seventh, to the payment of any other Obligation due to the Agent, any Lender or any of their Affiliates by any Credit Party (including any Obligations arising under Bank Products); provided, that, (i) if any Lender (or its Affiliates) other than the Bank (or its Affiliates) provides Bank Products to a Credit Party, such Lender shall report to the Agent the current exposure of the Credit Parties to such Lender under such Bank Products (and any increase in such exposure since the last report) no less frequently than monthly and whenever requested by the Agent, and (ii) if there is any increase in the exposure of the Credit Parties to such Lender under such Bank Products and such Lender fails to report such increased exposure to the Agent as required in clause (i) above, then, notwithstanding anything to the contrary in this Agreement or any other Loan Document, the payment of such increased exposure shall not constitute an Obligation and shall not be secured by any of the Agent’s Liens.  Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrowers shall pay LIBOR breakage losses in accordance with Section 4.4.  The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.”

(g)                                 Amendment to Section 4.6.  Section 4.6 of the Credit Agreement is hereby amended by inserting the phrase “verify such amount with such Lender and shall” between the words “shall” and “deliver” in the second line thereof.

(h)                                 Amendments to Section 5.2.  (i) The first sentence of Section 5.2(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, consolidated and consolidating audited balance sheets, and a consolidated income statement, cash flow statement and statement of change in stockholders’ equity for the Borrower and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Borrower and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared, other than with respect to consolidating balance sheets, in accordance with GAAP.”

(ii)                                  The first sentence of Section 5.2(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“As soon as available, but in any event not later than (i) thirty (30) days after the end of each month (other than the last month of any fiscal quarter), a consolidated unaudited balance sheet, income statement and cash flow statement for the Borrower and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, and (ii) forty-five (45) days after the end of each fiscal quarter, a consolidated unaudited balance sheet and income statement for the Borrower and its consolidated United States Subsidiaries for such fiscal quarter and for the period from the beginning of the Fiscal Year to the end of such fiscal quarter, all in reasonable detail, fairly presenting the financial position and results of operations of the Borrower and its consolidated Subsidiaries (or United States Subsidiaries, as applicable) as at the date thereof and for such periods, and in each case in comparable form, figures for the corresponding period in the prior Fiscal Year, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a).”

(iii)                               The first sentence of Section 5.2(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“With each of the annual audited Financial Statements delivered pursuant to Section 5.2(a), and within thirty (30) days after the end of each fiscal month that is not the last month of a fiscal quarter, and within forty-five (45) days after the end of each fiscal month that is the last month of a fiscal quarter, a certificate of a Responsible Officer of the Borrower setting forth in reasonable detail the calculations required to establish that the Borrower was in compliance with the covenants set forth in Section 7.22, 7.23 and 7.25 during the period covered in such Financial Statements and as at the end thereof.”

(i)                                     Amendment to Section 7.18.  Section 7.18 of the Credit Agreement is hereby amended by inserting the phrase “on assets other than the Collateral” between the words “Liens” and “securing” in the fourth line thereof.

(j)                                     Amendment to Section 7.23.  Section 7.23 of the Credit Agreement is hereby amended by inserting the word “thereafter” between the words “Calculation Month” and “for” in the fifth line thereof.

(k)                                  Amendment to Section 9.1(c).  Section 9.1(c)(i) of the Credit Agreement is hereby amended by inserting “7.4(b),” between the numbers “7.2,” and “7.9”.

(l)                                     Amendment to Section 12.17.  The last sentence of Section 12.17 of the Credit Agreement is hereby amended by inserting the phrase “Letters of Credit” between the words “Revolving Loans,” and “Agent Advances” in the second line thereof.

(m)                               Amendment to Section 12.20.  Section 12.20 of the Credit Agreement is hereby amended by inserting the words “, a “syndication agent”“ immediately after the words “co-agent” in the second line thereof.

(n)                                 Amendments to Annex A to the Credit Agreement.

(i)                               The definition of “ACH Transactions” set forth in Annex A to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““ACH Transactions” means any cash management or related services including the automatic clearing house transfer of funds by a Lender or an Affiliate of a Lender for the account of any Credit Party pursuant to agreement or overdrafts.”

(ii)                            The definition of “Credit Party” set forth in Annex A to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Credit Party” means the Borrower and/or any Guarantor.”

(iii)                         Clause (a) of the definition of “Eligible Accounts” set forth in Annex A to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) that has not been invoiced and billed to the applicable Account Debtor or with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due;”

(iv)                        Clause (c) of the definition of “Eligible Assignee” set forth in Annex A to the Credit Agreement is hereby amended by deleting the word “institution” in the second line thereof and inserting the word “lender” in lieu thereof.

(v)                           The definition of “Obligations” set forth in Annex A to the Credit Agreement is hereby amended by (A) deleting the words “the Borrower” in the second and eighth lines thereof and inserting “any Credit Party” in lieu thereof and (B) inserting the phrase “or any of its Affiliates” between the word “Lender” and the comma in the second line thereof.

(vi)                        Clause (a) of the definition of “Permitted Affiliate Transactions” is hereby deleted in its entirety and replaced with the following:

“(a) loans and advances to franchisees and licensees in the ordinary course of business consistent with past practices that are also Permitted Investments (other than pursuant to clause (b) of the definition of “Permitted Investments”)”

SECTION 1.02                                     Amendments to Security Agreement.

(a)                                  Amendment to Recitals.  The first recital of the Security Agreement is hereby amended by deleting the phrase “and J.P. Morgan Chase & Co., as Co-Lead Arrangers” in the second line thereof.

(b)                                 Amendments to Section 1.

(i)                               The following defined term is hereby added to Section 1 in appropriate alphabetical order:

““General Intangibles” means all of each Grantor’s now owned or hereafter acquired general intangibles, as defined in the UCC, (other than Accounts), including, without limitation, all (a) choses in action, causes of action, payment intangibles, corporate or other business records, patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses and franchises, (b) tax refund claims, (c) rights and claims against carriers and shippers, (d) rights to indemnification, (e) rights to receive dividends, distributions, cash, instruments and other property in respect of or in exchange for (i) pledged equity interests or (ii) any letter of credit, guarantee, claim, security interest or other supporting obligation or security held by or granted to such Grantor, (f) extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and (g) rights to sue for past, present and future infringement of any of the foregoing.”

(ii)                            The definition of “Accounts” is hereby amended by inserting the phrase “and any and all supporting obligations in respect thereof” at the end of such definition.

(c)                                  Amendments to Section 2.

(i)                               Section 2(a) of the Security Agreement is hereby amended by inserting the phrase “and their respective Affiliates” between the word “Lenders” and the comma in the second line thereof.

(ii)                            Section 2(a)(ii) of the Security Agreement is hereby amended by inserting the word “money” after the word “Grantor’s” in the first line thereof.

(d)                                 Amendments to Section 3.

(i)                               Section 3(c) of the Security Agreement is hereby amended by inserting the phrase “and their respective Affiliates” between the word “Lenders” and the comma in the third line thereof.

(ii)                            Section 3(f) of the Security Agreement is hereby amended by deleting the word “Contract” in the second line thereof and inserting the phrase “contract or agreement” in lieu thereof.

(e)                                  Amendments to Section 9.  Section 9 of the Security Agreement is hereby amended by (i) inserting the clause “(e) on a monthly basis by the 21st day of the following fiscal month, a statement of the Borrower’s and its Subsidiaries (other than Foreign Subsidiaries) (i) accrued and unpaid consolidated payroll and payroll taxes as of the date of such statement, (ii) estimated consolidated payroll and payroll tax expenses for the two week period following the date of such statement and (iii) consolidated payroll and payroll tax expenses for the fiscal month most recently ended,” immediately after clause (d) thereof; (ii) redesignating the original clauses (e), (f), (g) and (h) as clauses (f), (g), (h) and (i), respectively and (iii) adding a new sentence at the end of Section 9 as follows:

“To the extent that any of the documents referred to in this Section 9 are required to be delivered on any day that is not a Business Day, such documents shall be delivered on the next Business Day following such day.”

(f)                                    The fifth sentence of Section 11 of the Security Agreement is hereby amended by deleting the words “subject to the Agent’s sole control and withdrawals by any Grantor shall not be permitted” immediately prior to the proviso therein and inserting the following in lieu thereof:

“subject to an Activation Period (as defined in the Blocked Account Agreement) commencing upon delivery of an Activation Notice (as defined in the Blocked Account Agreement) which Activation Notice may, and at the direction of the Required Lenders shall, be given by the Agent after the occurrence of certain events set forth in the Blocked Account Agreement”

(g)                                 Amendment to Section 18(d).  Section 18(d) of the Security Agreement is hereby amended by deleting the word “Contracts” in the third line thereof and inserting the phrase “contracts or agreements” in lieu thereof.

(h)                                 Amendment to Section 23(b).  The penultimate sentence of Section 23(b) of the Security Agreement is hereby amended by deleting the phrase “ten (10)” in the first line thereof and inserting the phrase “five (5)” in lieu thereof.

(i)                                     Amendment to Section 24.  Section 24 of the Security Agreement is hereby amended by deleting the term “Intellectual Property” in the eighth line thereof and inserting the phrase “trademarks, trade names, service marks, copyrights and other intellectual property” in lieu thereof.

SECTION 1.03                                     Amendments to Pledge Agreement.

(a)                                  Amendment to Recitals.  (i) The first recital of the Pledge Agreement is hereby amended by deleting the words “financial institutions” in the third line thereof and inserting the word “lenders” in lieu thereof.

(ii)                            The clause beginning “NOW THEREFORE,” is hereby deleted in its entirety and replaced with the following:

“NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loan) to the Borrower pursuant to the Credit Agreement, each Pledgor agrees, for the benefit of the Agent, each Lender and each of their respective Affiliates, as follows:”

(b)                                 Amendment to Section 2.1.  Section 2.1 of the Pledge Agreement is hereby amended by (i) inserting the words “its benefit and for” between the words “for” and “the” in the third line thereof; and (ii) inserting the phrase “and their respective Affiliates” between the word “Lenders” and the comma in the third line thereof.

(c)                                  Amendment to Section 2.4.  The last sentence of Section 2.4 of the Pledge Agreement is hereby amended by inserting the phrase “for the benefit of the Agent, the Lenders and their respective Affiliates” at the end thereof.

(d)                                 Amendment to Section 2.8.  The penultimate sentence of Section 2.8 of the Pledge Agreement is hereby amended by (i) inserting the words “Agent, the” between the words “the” and “Lenders” in the third line thereof; and (ii) inserting the phrase “and their respective Affiliates” between the word “Lenders” and the comma in the third line thereof.

(e)                                  Amendment to Section 6.1(a).  The second sentence of Section 6.1(a) is hereby amended by deleting the phrase “ten (10)” in the second line thereof and inserting the phrase “five (5)” in lieu thereof.

SECTION 1.04              Amendments to Guaranty Agreement.

(a)                                  Amendments to Recitals.

(i)                               The first recital of the Guaranty Agreement is hereby amended by deleting the words “financial institutions” in the fourth line thereof and inserting the word “lenders” in lieu thereof.

(ii)                            The clause beginning “NOW THEREFORE,” is hereby deleted in its entirety and replaced with the following:

“NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrower pursuant to the Credit Agreement, each Guarantor agrees, for the benefit of the Agent, each Lender and each of their respective Affiliates, as follows:”

(b)                                 Amendments to Section 1.1.

(i)                               The definition of “Credit Party” in Section 1.1 of the Guaranty Agreement is hereby deleted in its entirety and replaced with the following:

““Credit Party” means the Borrower and/or each Guarantor.”

(ii)                            The definition of “Termination Date” in Section 1.1 of the Guaranty Agreement is hereby deleted in its entirety and replaced with the following:

““Termination Date” means the date on which all Commitments of the Lenders shall have terminated and all other Obligations have been indefeasibly paid in full and all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been indefeasibly reimbursed in full or such Letters of Credit are Fully Supported.”

(c)                                  Amendment to Section 2.3(c).  Section 2.3(c) of the Guaranty Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof and inserting a comma in lieu thereof, (ii) deleting the period at the end of clause (ii) thereof and inserting “and” in lieu thereof, and (iii) inserting the following clause (iii) immediately after clause (ii) thereof:

“(iii) to the fullest extent permitted by applicable law, the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.”

(d)                                 Amendment to Section 2.4.  The second sentence of Section 2.4 of the Guaranty Agreement is hereby amended by deleting the words “the Lenders” in the third line thereof and inserting the words “the Agent, the Lenders and each of their respective Affiliates” in lieu thereof.

SECTION 1.05                                     Representations and Warranties.  The Borrower hereby represents and warrants to each Lender and the Agent, on the First Amendment Effective Date (as hereinafter defined), as follows:

(a)                                  After giving effect to this amendment, the representations and warranties set forth in Article 6 of the Credit Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the First Amendment Effective Date with the same effect as if made on and as of the date hereof or the First Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an early date.

(b)                                 Each of the Borrower and the other Credit Parties is in compliance with all terms and conditions of the Credit Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

(c)                                  The execution, delivery and performance by the Borrower and each other Credit Party of this First Amendment has been duly authorized by the Borrower and each other Credit Party, as applicable.

(d)                                 This First Amendment constitutes the legal, valid and binding obligations of each Credit Party, enforceable against each such Credit Party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

(e)                                  The execution, delivery and performance by the Borrower and each other Credit Party of this First Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of each Credit Party or any of its Subsidiaries, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Credit Party or any of its Subsidiaries, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Credit Party or any of its Subsidiaries.

SECTION 1.06                                     Effectiveness.  This First Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “First Amendment Effective Date”):

(a)                                  The Agent shall have received duly executed counterparts of this First Amendment which, when taken together, bear the authorized signatures of the Borrower, each other Credit Party, the Agent and the Required Lenders.

(b)                                 The Agent and the Required Lenders shall be satisfied that the representations and warranties set forth in Section 1.05 of this First Amendment are true and correct on and as of the First Amendment Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the First Amendment Effective Date.

(c)                                  The Agent shall have received all fees and expenses to be paid by the Borrower pursuant to Section 1.07 of this First Amendment.

(d)                                 There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Agent or the Required Lenders, is likely to restrain, prevent or impose materially adverse conditions upon the performance by the Borrower or any other Credit Party of its obligations under the Credit Agreement.

(e)                                  The Agent shall have received such other documents, legal opinions, instruments and certificates relating to this First Amendment as it shall reasonably request and such other documents, legal opinions, instruments and certificates that shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.  All corporate proceedings taken or to be taken in connection with this First Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.

SECTION 1.07                                     Expenses.  The Borrower shall pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Agent.

SECTION 1.08                                     Cross-References.  References in this First Amendment to any Section are, unless otherwise specified, to such Section of this First Amendment.

SECTION 1.09                                     Instrument Pursuant to Credit Agreement.  This First Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 1.10                                     Further Acts.  Each of the parties to this First Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this First Amendment.

SECTION 1.11                                     Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)                                  THIS FIRST AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)                                 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS FIRST AMENDMENT, EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS FIRST AMENDMENT OR ANY DOCUMENT RELATED HERETO.  NOTWITHSTANDING THE FOREGOING:  (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY OTHER CREDIT PARTY OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c)                                  THE BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(d)                                 THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS FIRST AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL

BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS FIRST AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SECTION 1.12                                     Counterparts.  This First Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.13                                     Severability.  In case any provision in or obligation under this First Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.14                                     Benefit of Agreement.  This First Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

SECTION 1.15                                     Integration.  This First Amendment represents the agreement of the Borrower, each other Credit Party, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.16                                     Confirmation.  Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement, the Security Agreement, the Pledge Agreement, the Guaranty Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 1.17                                     Loan Documents.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Amended Agreements or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreements or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the applicable Amended Agreement specifically referred to by such amendments.  Except as expressly amended herein, the Amended Agreements and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof.  As used in any Amended Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, such Amended Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER AND OTHER CREDIT
PARTIES:

SPHERION CORPORATION

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

NORCROSS TELESERVICES L.P.
By:	Norcross Holdings, LLC, its general partner

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

NORRELL CORPORATION

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION ASSESSMENT INC.

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION ATLANTIC ENTERPRISES LLC

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION ATLANTIC RESOURCES LLC

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION ATLANTIC WORKFORCE LLC

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION (EUROPE) INC.

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION FINANCIAL CORPORATION

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION PACIFIC ENTERPRISES LLC

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION PACIFIC RESOURCES LLC

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION PACIFIC WORKFORCE LLC

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

SPHERION U.S. INC.

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

NORRELL TEMPORARY SERVICES, INC.

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

NORRELL RESOURCES CORPORATION

By:	/s/ Shannon W. Russo
Name:	Shannon W. Russo
Title:	VP Finance

ADMINISTRATIVE AGENT AND
COLLATERAL AGENT:

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Mark Herdman
Name:	Mark Herdman
Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mark Herdman
Name:	Mark Herdman
Title:	Vice President